VOYA MUTUAL FUNDS

Voya Multi-Manager International Factors Fund

(the "Fund")

Supplement dated March 25, 2024

to the Fund's Class I and Class W Prospectus and related Statement of Additional Information each dated February 29, 2024

On March 6, 2024, the Fund's Board of Trustees approved a proposal to liquidate the Fund on or about May 17, 2024. The Fund is closed to new investors effective immediately. Leading up to the liquidation, as the Fund begins to transition its portfolio in anticipation of making its liquidating distributions, the Fund may deviate from its investment objectives and policies. Investors in the Fund will be receiving additional communication from the Fund explaining the liquidation as well as providing information regarding their exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE